Exhibit 10.1

EXECUTION COPY

WAIVER AND AMENDMENT NO. 2

TO CREDIT AGREEMENT

THIS WAIVER AND AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of March 15, 2013, is made by and among Great Lakes Dredge & Dock Corporation (the “Borrower”), the other “Credit Parties” from time to time party to the Credit Agreement referred to and defined below (together with the Borrower, the “Credit Parties”), the Lenders (as defined below) signatory hereto and Wells Fargo Bank, National Association, as Swingline Lender, an Issuing Lender and the Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement referred to and defined below.

W I T N E S S E T H:

WHEREAS, the Borrower, the other Credit Parties, the financial institutions from time to time party thereto (collectively, the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement, dated as of June 4, 2012 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”);

WHEREAS, (a) Events of Default have occurred under Sections 10.01(d)(i) and (f) of the Credit Agreement due to the failure of the Borrower to maintain a Consolidated Fixed Charge Coverage Ratio greater than 1.25 to 1.00 as of the last day of the fiscal quarter ended December 31, 2012 in accordance with Section 9.14(b) of the Credit Agreement and Section 9.5(b) of the Wells Fargo Agreement, and (b) Events of Default may have occurred under Section 10.01(c) of the Credit Agreement resulting from a representation, warranty, certification or statement being incorrect or misleading when made due to the re-statement of earnings and results of operations for the fiscal quarters ended June 30, 2012 and September 30, 2012 as have been disclosed to the Lenders prior to the date hereof and any related delivery of financial statements, Compliance Certificates or other certificates, or due to any certification as to the absence of a Default or any Event of Default being untrue due to any of the Defaults or Events of Default described above (hereinafter, collectively, referred to as the “Specified Defaults”);

WHEREAS, the Borrower has requested that the Required Lenders, and subject to the terms and conditions set forth herein the Required Lenders have agreed to, waive the Specified Defaults; and

WHEREAS, the parties hereto have agreed, subject to the terms and conditions set forth herein, to amend certain provisions of the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the other Credit Parties, the Required Lenders and the Administrative Agent, such parties hereby agree as follows:

Section 1. Waiver. Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, the Required Lenders hereby waive the Specified Defaults; provided that the Borrower’s actual Consolidated Fixed Charge Coverage Ratio as of the last day of the fiscal quarter ended December 31, 2012 is no less than 1.05 to 1.00.

Section 2. Amendments to the Credit Agreement. Subject to the satisfaction of each of the conditions set forth in Section 3 of this Amendment, the Credit Agreement is hereby amended as follows:

(a) The definition of “Perfection Trigger Notice” set forth in Section 1.1 of the Credit Agreement is hereby amended to replace the reference to “Exhibit B-1” appearing therein with the reference “Exhibit A-1”.

(b) Section 2.4(b)(i) of the Credit Agreement is hereby amended to insert the following proviso immediately at the end thereof:

; provided, however, if the Dollar Equivalent Amount of undrawn and outstanding Letters of Credit exceeds 100% of the Aggregate Commitment after repayment of all other Outstandings pursuant to the foregoing provisions, the Borrower agrees to immediately Cash Collateralize such outstanding Letters of Credit to the extent of such excess pursuant to the provisions of Section 10.2(b).

(c) Section 4.3(a) of the Credit Agreement is hereby amended by adding the following proviso immediately at the end thereof:

and ; provided, further, that no Release Date can occur prior to the date on which the Borrower has delivered to the Administrative Agent its audited financial statements and related deliveries and Compliance Certificate required by, and in accordance with, Sections 8.1(a) and 8.2(a) with respect to its Fiscal Year ended December 31, 2013.

Section 3. Effectiveness of this Amendment; Conditions Precedent. The provisions of Sections 1 and 2 of this Amendment shall be deemed to have become effective as of the date first written above (the “Effective Date”), but such effectiveness shall be expressly conditioned upon the Administrative Agent’s receipt of each of the following, in each case, in form and substance reasonably acceptable to the Administrative Agent:

(a) counterparts of this Amendment duly executed by the Borrower, the other Credit Parties and the Required Lenders; and

(b) payment in full from the Borrower, in immediately available funds, of an amendment fee for the account of each Lender executing and delivering a counterpart signature page to this Amendment before 3:15 p.m. (Central time) on March 15, 2013 (collectively, the “Consenting Lenders”) in an amount equal to 0.20% of such Consenting Lender’s Commitment.

Section 4. The Borrower hereby agrees to pay the Administrative Agent, for the account of each Lender delivering a counterpart signature page to this Amendment after the time specified in Section 3(b)(i) above, but before 5:00 p.m. (Central time) on March 20, 2013 (collectively, the “Additional Consenting Lenders”), an amendment fee in an amount equal to (a)

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with respect to each Additional Consenting Lender delivering a counterpart signature page to this Amendment before 5:00 p.m. (Central time) on March 15, 2013, 0.20% of such Additional Consenting Lender’s Commitment, which amendment fee shall be due and payable in full in cash on March 18, 2013 and (b) with respect to each Additional Consenting Lender delivering a counterpart signature page to this Amendment before 5:00 p.m. (Central time) on March 20, 2013, 0.15% of such Additional Consenting Lender’s Commitment, which amendment fee shall be due and payable in full in cash on March 20, 2013. The fees payable pursuant to this Section 4 shall be fully earned and shall be paid in immediately available funds.

Section 5. The Borrower, the Administrative Agent, the Swingline Lender and the Required Lenders hereby agree that, notwithstanding anything to the contrary set forth in Section 2.3(a) of the Loan Agreement, the Borrower may deliver a Notice of Borrowing for the advance of a Swingline Loan on March 15, 2013 (the “Swingline Advance Date”) not later than 3:15 p.m. (Central time) on such Swingline Advance Date.

Section 6. Representations and Warranties.

(a) The Borrower and each other Credit Party hereby represents and warrants that this Amendment and the Credit Agreement as amended hereby (collectively, the “Amendment Documents”) constitute legal, valid and binding obligations of the Borrower and the other Credit Parties enforceable against the Borrower and the other Credit Parties in accordance with their terms.

(b) The Borrower and each other Credit Party hereby represents and warrants that its execution and delivery of this Amendment, and the performance of the Amendment Documents, have been duly authorized by all proper corporate or limited liability company action, do not violate any provision of its organizational documents, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any governmental agency, or of any other third party under the terms of any contract or agreement to which it or any of its Affiliates is bound (which has not been previously obtained), including without limitation, the Bonding Agreement, the Wells Fargo Documents and the Note Indenture.

(c) The Borrower and each other Credit Party hereby represents and warrants that after giving effect to the provisions of this Amendment, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower and each other Credit Party contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of its execution and delivery hereof or thereof in all material respects as though made on and as of such date.

Section 7. Reaffirmation, Ratification and Acknowledgment. The Borrower and each other Credit Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents, (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s, or any Lender’s solicitation of such ratification and

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reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or such other Credit Parties with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents and (d) agree and acknowledge that a Perfection Trigger Event occurred on March 15, 2013, thereupon rendering effective, among other things, each of the grants of mortgages, liens and security interests by the Credit Parties contemplated by the Security Documents. Except as modified hereby, the Credit Agreement is in all respects ratified and confirmed, and the Credit Agreement as modified by this Amendment shall be read, taken and so construed as one and the same instrument. Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Loan Documents, except as specifically set forth herein. From and after the effectiveness of this Amendment, (x) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby and (y) all references to the Credit Agreement appearing in any other Loan Document, or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Credit Agreement, as amended hereby.

Section 8. Release. In further consideration of the execution by the Administrative Agent and the Required Lenders of this Amendment, to the extent permitted by applicable law, the Borrower and each Credit Party, on behalf of itself and all of its successors and assigns (collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally release and forever discharge the Administrative Agent, each Lender, each Issuing Lender, the Swingline Lender, each of their advisors, professionals and employees, each affiliate of the foregoing and all of their respective permitted successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits, and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising in law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to the date hereof, in any way concerning, relating to, or arising from (a) the Credit Agreement or any of the other Loan Documents (including, without limitation, with respect to the payment, performance, validity or enforceability of the Borrower’s or any other Credit Party’s obligations thereunder, the liens securing such obligations, or any or all of the terms or conditions of any Loan Document), (b) the financial condition, business or operations of the Borrower or any other Credit Party, and (c) the negotiation, documentation and execution of this Amendment and any documents relating hereto, except for Claims determined in a final and nonappealable judgment by a court of competent jurisdiction to have resulted from the gross negligence, bad faith or willful misconduct of such Releasee. The Releasors hereby acknowledge that they have been advised by legal counsel of the meaning and consequences of this release.

Section 9. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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Section 10. Administrative Agent’s Expenses. The Borrower hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable and documented out-of-pocket expenses (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Amendment and the other documents, agreements and instruments contemplated hereby.

Section 11. Counterparts. This Amendment may be executed in counterparts, each of which shall be an original and all of which when together shall constitute one and the same agreement among the parties. Delivery of any executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

GREAT LAKES DREDGE & DOCK CORPORATION, as Borrower

By:	/s/ William S. Steckel
Name:	William S. Steckel
Title:	Senior Vice President and Chief Financial Officer

GREAT LAKES DREDGE & DOCK ENVIRONMENTAL, INC., as a Credit Party

By:	/s/ William S. Steckel
Name:	William S. Steckel
Title:	Senior Vice President and Chief Financial Officer

GREAT LAKES DREDGE & DOCK COMPANY, LLC, as a Credit Party

By:	/s/ William S. Steckel
Name:	William S. Steckel
Title:	Senior Vice President and Chief Financial Officer

DAWSON MARINE SERVICES COMPANY, as a Credit Party

By:	/s/ Catherine Hoffman
Name:	Catherine Hoffman
Title:	President

Signature Page to

Waiver and Amendment No. 2 to Credit Agreement

NASDI HOLDINGS CORPORATION, as a Credit Party

By:	/s/ William S. Steckel
Name:	William S. Steckel
Title:	Chief Financial Officer

NASDI LLC, as a Credit Party

By:	/s/ William S. Steckel
Name:	William S. Steckel
Title:	Vice President

FIFTY-THREE DREDGING CORPORATION, as a Credit Party

By:	/s/ Paul E. Dinquel
Name:	Paul E. Dinquel
Title:	Vice President

YANKEE ENVIRONMENTAL SERVICES, LLC, as a Credit Party

By:	/s/ William S. Steckel
Name:	William S. Steckel
Title:	Chief Financial Officer

TERRA CONTRACTING SERVICES, LLC, as a Credit Party

By:	/s/ William S. Steckel
Name:	William S. Steckel
Title:	Senior Vice President and Chief Financial Officer

Signature Page to

Waiver and Amendment No. 2 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Swingline Lender and as a Lender

By:	/s/ Sushim Shah
Name:	Sushim Shah
Title:	VP

Signature Page to

Waiver and Amendment No. 2 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Jonathan M. Phillips
Name:	Jonathan M. Phillips
Title:	Senior Vice President

Signature Page to

Waiver and Amendment No. 2 to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

Signature Page to

Waiver and Amendment No. 2 to Credit Agreement

BMO HARRIS FINANCING, INC., as a Lender

By:
Name:
Title:

Signature Page to

Waiver and Amendment No. 2 to Credit Agreement

FIFTH THIRD BANK, as a Lender

By:
Name:
Title:

Signature Page to

Waiver and Amendment No. 2 to Credit Agreement

MB FINANCIAL BANK, N.A., as a Lender

By:	/s/ Timothy E. Broccolo
Name:	Timothy E. Broccolo
Title:	SVP

Signature Page to

Waiver and Amendment No. 2 to Credit Agreement

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

Signature Page to

Waiver and Amendment No. 2 to Credit Agreement